Prospectus supplement dated March 14, 2014
to the following prospectus(es):
America's marketFLEX® Advisor Annuity, America's marketFLEX® Annuity, and
America's marketFLEX® II Annuity prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) The prospectus offers the following underlying mutual fund as an investment option under the contract. Effective March 3, 2014, the name of the investment option will be updated as indicated below:
CURRENT NAME	UPDATED NAME
Northern Lights Variable Trust - Mariner Hyman Beck Portfolio: Class 2 Shares	Northern Lights Variable Trust - Mariner Managed Futures Strategy Portfolio: Class 2 Shares